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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                               ________________

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  September 18, 1998


                           BREED Technologies, Inc.
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            (Exact name of registrant as specified in its charter)


        Delaware                      1-11474                         22-2767118
------------------------      ------------------------      ---------------------------------
(State of incorporation)      (Commission File Number)      (IRS Employer Identification No.)


         5300 Old Tampa Highway                                           33811
                                                                        ----------
           Lakeland, Florida                                            (Zip Code)
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(Address of principal executive offices)



      Registrant's telephone number, including area code: (941) 668-6000


         _____________________________________________________________
         (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS

     On September 18, 1998, BREED Technologies, Inc. announced that it has resolved the remaining items that it previously announced were being discussed with the Staff Securities and Exchange Commission. Following the Company's September 2, 1998 meeting with the Staff of the Commission, it provided the Staff supplemental information relating to the repositioning charge and additional information relating to a $15.5 million special charge recorded by the Company during the quarter ended December 31, 1997 relating to expected losses under a contract with a European OEM. After providing such information, the Staff has concurred with the Company's accounting treatment of the special charge. In addition, the Company has resolved the remaining outstanding items with the Staff regarding certain supplemental disclosures and charges and, as a result, the Company will not be required to make further supplemental disclosures or modify the repositioning and other special charges incurred during the quarter ended December 31, 1997 other than as previously announced and as described below.

     As previously announced, as a result of its September 2, 1998 meeting with the Staff of the Commission, the Company has agreed to make certain supplemental disclosures in amendments to previously filed documents and to restate its financial statements for certain prior periods. Accordingly, the Company intends to file restated financial statements for the second fiscal quarter ended December 31, 1997 and the third fiscal quarter ended March 31, 1998 that will reflect the accounting for the write-down of goodwill and certain long-lived assets under a methodology consistent with the Staff's views. The restatement will not have a material adverse effect on previously reported results of operations.

     The Company expects to file certain amendments to previously filed documents as well as its Annual Report on Form 10-K for the fiscal year ended June 30, 1998 and to release earnings for the fourth quarter and fiscal year as soon as practicable.

     The press release included certain statements regarding, among other things, the expected financial statement impact of the resolution of various items with the SEC Staff, which statements constitute forward-looking statements within the meaning of the Securities Act 1933 and the Securities Exchange Act of 1934. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Such statements are subject to risks relating to, among other things, the outcome of the Company's discussions with the SEC Staff, which is not within the Company's control. The Company's management believes these forward looking statements are reasonable; however, undue reliance should not be placed on such forward looking statements, which are based on current expectations.

     Headquartered in Lakeland, Fla., the Company is the world's third largest supplier of complete automotive occupant protection systems. The Company supports its growing list of automotive customers with advanced engineering, testing and manufacturing facilities located in 13 countries around the world.

     A complete copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

        99.1 Text of Press Release of BREED Technologies, Inc. dated September 18, 1998.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 18, 1998


                                             BREED TECHNOLOGIES, INC.


                                             By: /s/ Charles J. Speranzella, Jr.
                                                --------------------------------
                                                 Charles J. Speranzella, Jr.
                                                 President, Chief Operating
                                                  Officer and Director

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                               INDEX TO EXHIBITS


EXHIBIT NUMBER AND DESCRIPTION                                          PAGE
------------------------------                                          ----

99.1   Text of Press Release for BREED Technologies, Inc. dated
        September 18, 1998.........................................        5


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